Commitments And Contingencies	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Disclosure [Abstract]
Commitments And Contingencies

13. COMMITMENTS AND CONTINGENCIES

Commercial commitments

Performance and bid bonds are customarily required for dredging and marine construction projects, as well as some environmental & infrastructure projects. The Company has a bonding agreement with Zurich American Insurance Company (“Zurich”) under which the Company can obtain performance, bid and payment bonds. In April 2015, we entered into additional bonding agreements with Argonaut Insurance Company, Berkley Insurance Company, Chubb Surety and Liberty Mutual Insurance Company (collectively, the “Additional Sureties”). The bonding agreements with the Additional Sureties contain similar terms and conditions as the Zurich bonding agreement. The Company also has outstanding bonds with Travelers Casualty and Surety Company of America. Bid bonds are generally obtained for a percentage of bid value and amounts outstanding typically range from $1,000 to $10,000. At December 31, 2016, the Company had outstanding performance bonds with a notional amount of approximately $1,185,875, of which $41,082 relates to projects from the Company’s historical demolition business. The revenue value remaining in backlog related to the projects of continuing operations totaled approximately $404,924.

In connection with the sale of our historical demolition business, the Company was obligated to keep in place the surety bonds on pending demolition projects for the period required under the respective contract for a project and issued Zurich a letter of credit related to this exposure. In February 2017, the Company was notified by Zurich of an alleged default triggered on a historical demolition surety performance bond in the aggregate of $20,000 for failure of the contractor to perform in accordance with the terms of a project. Zurich could be obligated to reimburse the loss, damage and expense that may arise from the alleged default. The Company believes its remaining exposure on the project is less than the amount of the letter of credit, but given the recent nature of the claim, the Company cannot estimate the amount or range of potential loss that could result.

Certain foreign projects performed by the Company have warranty periods, typically spanning no more than one to three years beyond project completion, whereby the Company retains responsibility to maintain the project site to certain specifications during the warranty period. Generally, any potential liability of the Company is mitigated by insurance, shared responsibilities with consortium partners, and/or recourse to owner-provided specifications.

Legal proceedings and other contingencies

As is customary with negotiated contracts and modifications or claims to competitively bid contracts with the federal government, the government has the right to audit the books and records of the Company to ensure compliance with such contracts, modifications, or claims, and the applicable federal laws. The government has the ability to seek a price adjustment based on the results of such audit. Any such audits have not had, and are not expected to have, a material impact on the financial position, operations, or cash flows of the Company.

Various legal actions, claims, assessments and other contingencies arising in the ordinary course of business are pending against the Company and certain of its subsidiaries. These matters are subject to many uncertainties, and it is possible that some of these matters could ultimately be decided, resolved, or settled adversely to the Company. Although the Company is subject to various claims and legal actions that arise in the ordinary course of business, except as described below, the Company is not currently a party to any material legal proceedings or environmental claims. The Company records an accrual when it is probable a liability has been incurred and the amount of loss can be reasonably estimated. The Company does not believe any of these proceedings, individually or in the aggregate, would be expected to have a material effect on results of operations, cash flows or financial condition.

On April 23, 2014, the Company completed the sale of NASDI, LLC (“NASDI”) and Yankee Environmental Services, LLC (“Yankee”), which together comprised the Company’s historical demolition business, to a privately owned demolition company. Under the terms of the divestiture, the Company retained certain pre-closing liabilities relating to the disposed business. Certain of these liabilities and a legal action brought by the Company to enforce the buyer’s obligations under the sale agreement are described below.

On January 14, 2015, the Company and our subsidiary, NASDI Holdings, LLC, brought an action in the Delaware Court of Chancery to enforce the terms of the Company's agreement to sell NASDI and Yankee. Under the terms of the agreement, the Company received cash of $5,309 and retained the right to receive additional proceeds based upon future collections of outstanding accounts receivable and work in process existing at the date of close. The Company seeks specific performance of buyer’s obligation to collect and to remit the additional proceeds, and other related relief. Defendants have filed counterclaims alleging that the Company misrepresented the quality of its contracts and receivables prior to the sale. The Company denies defendants’ allegations and intends to vigorously defend against the counterclaims.

In 2012, the Company contracted with a shipyard to perform the functional design drawings, detailed design drawings and follow on construction of a new Articulated Tug & Barge (“ATB”) Trailing Suction Hopper Dredge. In April 2013, the Company terminated the contract with the shipyard for default and the counterparty sent the Company a notice requesting arbitration under the contract with respect to the Company’s termination for default, including but not limited to the Company’s right to draw on letters of credit that had been issued by the shipyard as financial security required by the contract. In May 2013, the Company drew upon the shipyard’s letters of credit related to the contract and received $13,600. Arbitration proceedings were initiated. In January 2014, the Company and the shipyard executed a settlement agreement pursuant to which the Company retained $10,500 of the proceeds of the financial security and remitted $3,100 of those funds to the shipyard, all other claims were released, and the arbitration was dismissed with prejudice.

The Company has not accrued any amounts with respect to the above matters as the Company does not believe, based on information currently known to it, that a loss relating to these matters is probable, and an estimate of a range of potential losses relating to these matters cannot reasonably be made.

Lease obligations

The Company leases certain operating equipment and office facilities under long-term operating leases expiring at various dates through 2023. The equipment leases contain renewal or purchase options that specify prices at the then fair value upon the expiration of the lease terms. The leases also contain default provisions that are triggered by an acceleration of debt maturity under the terms of the Company’s Credit Agreement, or, in certain instances, cross default to other equipment leases and certain lease arrangements require that the Company maintain certain financial ratios comparable to those required by its Credit Agreement. Additionally, the leases typically contain provisions whereby the Company indemnifies the lessors for the tax treatment attributable to such leases based on the tax rules in place at lease inception. The tax indemnifications do not have a contractual dollar limit. To date, no lessors have asserted any claims against the Company under these tax indemnification provisions.

Future minimum operating lease payments at December 31, 2016, are as follows:

2017	$23,394
2018	15,517
2019	11,991
2020	8,273
2021	7,557
Thereafter	7,018

Total minimum operating lease payments	$73,750

Total rent expense under long-term operating lease arrangements for the years ended December 31, 2016, 2015 and 2014 was $21,061, $21,697 and $25,318, respectively. This excludes expenses for equipment and facilities rented on a short-term, as-needed basis.